Exhibit 99.(a)(9)

This announcement is neither an offer to purchase nor a solicitation of an offer to sell Shares. The Offer is made solely by the Offer to Purchase dated October 6, 1994 and the related Letter of Transmittal and is being made to all holders of Shares. The Offer is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of CE Acquisition Company, Inc.
by Gleacher & Co. Inc. or one or more registered brokers or dealers licensed under the laws of such jurisdiction.
Notice of Offer to Purchase for Cash 12,400,000 Shares of Common Stock (Including the Associated Preferred Share Purchase Rights) of
Magma Power Company
at
$35 Net Per Share
by
CE Acquisition Company, Inc.
a wholly owned subsidiary of
California Energy Company, Inc.
     CE Acquisition Company, Inc., a Delaware corporation (the
``Purchaser'') and a wholly owned subsidiary of California Energy
Company, Inc., a Delaware corporation (``CECI''), hereby offers to purchase 12,400,000 shares of Common Stock, par value $0.10 per share (the
``Shares''), of Magma Power Company (the ``Company''), a
Nevada corporation, and the associated Preferred Share Purchase Rights
(the ``Rights'') to be issued on October 14, 1994, pursuant to the Rights Agreement (the ``Rights Agreement'') dated on or about October 3, 1994 between the Company and a Rights Agent, at a price of $35 per Share (and associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 6, 1994 (the ``Offer to Purchase'') and in the related Letter of Transmittal (which together constitute the ``Offer'').

THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON THURSDAY, NOVEMBER 3, 1994, UNLESS THE OFFER
IS EXTENDED.

     The Offer is conditioned upon, among other things, (1) there being validly tendered and not withdrawn before the expiration of the Offer that number of Shares which, together with Shares beneficially owned by the Purchaser, represents at least a majority of the Shares outstanding on a fully diluted basis (such condition being referred to as the ``Minimum Tender Condition''), (2) the Company having entered into a definitive merger agreement with the Purchaser to provide for the acquisition of the Company pursuant to the Offer and the Proposed Merger (as defined below), (such condition being referred to as the ``Merger Agreement Condition''), (3) the Purchaser being satisfied, in its sole judgment, that the Purchaser has obtained financing sufficient to enable it to consummate the Offer and the Proposed Merger, and (4) authorization by CECI's stockholders of the issuance of CECI Common Stock (as defined below) sufficient to complete the Proposed Merger.

     The purpose of the Offer is to acquire majority control of the Company as the first step in the acquisition of the entire equity interest in the Company. CECI is seeking to negotiate with the Company a definitive acquisition agreement (the ``Proposed Merger Agreement'') pursuant to which the Purchaser would, as soon as practicable following consummation of the Offer, consummate a merger or other business combination (the ``Proposed Merger'') with the Purchaser or another direct or indirect wholly owned subsidiary of CECI. In the Proposed Merger, each outstanding Share (other than
Shares held by CECI, the Purchaser or any other direct or indirect wholly owned subsidiary of CECI, Shares held in the treasury of the Company and Shares held by stockholders who properly exercise dissenters' rights under the Nevada General Corporation Law (the ``NGCL'')) would be converted into the right to receive cash and shares of common stock, par value $0.0675 per share, of CECI (``CECI Common
Stock'') having a combined cash and market value of $35 per Share.
The per Share amount of cash and CECI Common Stock to be distributed in the Proposed Merger would be determined such that the blended purchase price for all Shares acquired by the Purchaser and its affiliates in the Offer and the Proposed Merger would be $25 in cash, without interest thereon, and $10 in market value of CECI Common Stock, as established within a range of maximum and minimum prices for the CECI Common Stock.

     The Purchaser expressly reserves the right, in its sole judgment, at any time or from time to time and regardless of whether any of the events set forth in Section 12 of the Offer to Purchase shall have occurred or shall have been determined by the

Purchaser to have occurred, (i) to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and the payment for, any Shares, by giving oral or written notice of such extension to the Depositary (as defined in the Offer to Purchase) and (ii) to amend the Offer in any respect by giving oral or written notice of such amendment to the Depositary.
Any such extension, amendment or termination will be followed as promptly as practicable by public announcement thereof, such announcement in the case of an extension to be issued not later than 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date (as defined in the Offer to Purchase). During any such extension, all Shares previously tendered and not withdrawn will remain subject to the Offer, subject to the right of a tendering stockholder to withdraw such stockholder's Shares.

     If the Purchaser declares that the Merger Agreement Condition is satisfied, the Purchaser will not require delivery of Rights.
Unless and until the Purchaser declares that the Merger Agreement Condition is satisfied, holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share. If the Shares and Rights have not separated prior to the time Shares are tendered pursuant to the Offer, a tender of Shares will constitute a tender of the Rights.
If such separation occurs and the certificates representing Rights (``Rights Certificates'') are distributed by the Company to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Offer, in order for Rights (and the corresponding
Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Depositary or, if book-entry delivery is available with respect to Rights, a book-entry confirmation must be received by the Depositary with respect thereto. If Shares and Rights are to separate but Rights Certificates are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures described in the Offer to Purchase and below. In any case, a tender of Shares constitutes an agreement by the tendering stockholder to deliver
Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within five (5) business days after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a book-entry confirmation, if available, with respect to such Rights prior to accepting the corresponding Shares for payment pursuant to the Offer if Rights Certificates have been distributed to holders of shares at such time.

     If more than 12,400,000 Shares and, if applicable, Rights, shall be properly tendered on or prior to the Expiration Date and not withdrawn in accordance with Section 3 of the Offer to Purchase, and the acquisition of such number of Shares and Rights satisfies the Minimum Tender Condition, the Purchaser will, upon the terms and subject to the conditions of the Offer, purchase 12,400,000 Shares and Rights on a pro rata basis (with adjustments to avoid purchases of fractional Shares or Rights) based upon the number of Shares properly tendered on or prior to the Expiration Date and not withdrawn. If exactly 12,400,000 Shares and Rights are properly tendered on or prior to the Expiration Date and not withdrawn, and the acquisition of such number of Shares and Rights satisfies the Minimum Tender
Condition, the Purchaser will, upon the terms and subject to the conditions of the Offer, accept for payment and purchase all such Shares and Rights so tendered. If fewer than 12,400,000 Shares and Rights shall have been properly tendered on or prior to the Expiration Date and not withdrawn, and the number of Shares so tendered and not withdrawn shall not have satisfied the Minimum Tender Condition, the Purchaser may (i) terminate the Offer and return all tendered Shares and Rights to tendering stockholders, (ii) extend the Offer and retain all such Shares and Rights until the expiration of the Offer, as extended, subject to the terms of the Offer (including any rights of stockholders to withdraw their Shares), or (iii) waive the Minimum Tender
Condition and purchase all properly tendered Shares and Rights. Due to the difficulty of determining the precise number of Shares and, if applicable, Rights properly tendered and not withdrawn, if proration is required, the Purchaser does not expect to announce the final results of proration or pay for any Shares or Rights until at least seven Nasdaq National Market trading days after the Expiration Date. Preliminary results of proration will be announced by press release as promptly as practicable after the Expiration Date. Holders of Shares and/or Rights may obtain such preliminary information when it becomes available from the Information Agent and may be able to obtain such information from their brokers.

     For purposes of the Offer, the Purchaser will be deemed to have accepted for payment, and thereby purchased, Shares and Rights validly tendered and not withdrawn as, if and when the Purchaser gives oral or written notice to the Depositary of the Purchaser's acceptance of such Shares and Rights for payment pursuant to the Offer. In all cases, upon the terms and subject to the conditions of the Offer, payment for Shares and Rights purchased pursuant to the Offer will be made by deposit of the purchase price therefor with the Depositary, which will act as agent for tendering stockholders for the purpose of receiving payment from the Purchaser and transmitting payment to validly tendering stockholders. Under no circumstances will interest on the purchase price for Shares and Rights be paid by the Purchaser by reason of any delay in making such payment. In all cases, payment for Shares and Rights purchased pursuant to the Offer will be made only after timely receipt by the Depositary of (a) certificates for such Shares (``Certificates'') or a book-entry confirmation of the book-entry transfer of such Shares and into the Depositary's account at the Depository Trust Company, the Midwest
Securities Trust Company or the Philadelphia Depository Trust Company (collectively, the ``Book-Entry Transfer Facilities''), pursuant to the procedures set forth in the Offer to Purchase, and, if the Distribution Date has occurred, certificates for the associated
Rights (or confirmation of a Book-Entry Transfer of such Rights, if available with respect to the Rights), (b) the Letter of Transmittal (or facsimile thereof) properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer, and (c) any other documents required by the Letter of Transmittal.

     If, for any reason whatsoever, acceptance for payment of any Shares and, if applicable, Rights tendered to the Offer is delayed, or if the Purchaser is unable to accept for payment or pay for Shares and Rights tendered pursuant to the Offer, then, without prejudice to the Purchaser's rights set forth in the Offer to Purchase, the Depositary may, nevertheless, on behalf of the Purchaser, retain tendered Shares and Rights and such Shares and Rights may not be withdrawn except to the extent that the tendering stockholder is entitled to and duly exercises withdrawal rights as described in Section 3 of the Offer to Purchase. Any such delay will be by an extension of the Offer to the extent required by law.

     If certain events occur, the Purchaser will not be obligated to accept for payment or pay for any Shares or Rights tendered pursuant to the Offer. If any tendered Shares or Rights are not purchased pursuant to the Offer for any reason (including because of proration) or are not paid for because of invalid tender, or if Certificates are submitted representing more Shares or Rights than are tendered, Certificates representing unpurchased or untendered Shares or Rights will be returned, without expense to the tendering stockholder (or, in the case of Shares or Rights delivered by book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in Section 4 of the Offer to Purchase, such Shares or Rights will be credited to an account maintained within such Book-Entry Transfer Facility), as soon as practicable following the expiration, termination or withdrawal of the Offer and determination of the final results of proration.

     Except as otherwise provided in Section 3 of the Offer to Purchase, tenders of Shares and Rights made pursuant to the Offer are irrevocable. Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to 12:00 Midnight, New York City time, on Thursday, November 3, 1994 (or if the Purchaser shall have extended the period of time for which the Offer is open, at the latest time and date at which the Offer, as so extended by the Purchaser, shall expire) and unless theretofore accepted for payment and paid for by the Purchaser pursuant to the Offer, may also be withdrawn at any time after December 4, 1994. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Depositary at one of its addresses set forth on the back cover of the Offer to Purchase. Any notice of withdrawal must specify the name of the person who tendered the Shares to be withdrawn and, if applicable, the number of Rights to be withdrawn, the number of Shares and Rights to be withdrawn, and if Certificates for Shares or Rights have been tendered, the name of the registered holder of the Shares and Rights as set forth in the tendered Certificate, if different from that of the person who tendered such Shares and Rights. If Certificates for Shares or Rights have been delivered or otherwise identified to the Depositary, then prior to the physical release of such Certificates, the serial numbers shown on such Certificates evidencing the Shares to be withdrawn must be submitted to the Depositary and the signature on the notice of withdrawal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (an ``Eligible Institution''), unless such Shares or Rights have been tendered for the account of an Eligible Institution. If
Shares and Rights have been tendered pursuant to the procedures for book-entry transfer set forth in Section 4 of the Offer to Purchase, any notice of withdrawal must also specify the name and number of the account at the appropriate Book-Entry Transfer Facility to be credited with the withdrawn Shares and Rights and otherwise comply with such Book-Entry
Transfer Facility's procedures. Withdrawal of tenders of Shares and Rights may not be rescinded, and any Shares and Rights properly withdrawn will be deemed not to be validly tendered for purposes of the Offer. Withdrawn Shares or Rights may, however, be retendered by repeating one of the procedures in Section 4 of the Offer to Purchase at any time before the Expiration Date. The Purchaser, in its sole judgment, will determine all questions as to the form and validity (including time of receipt) of notices of withdrawal, and such determination will be final and binding. Any Shares or Rights properly withdrawn will be deemed not validly tendered for the purposes of the Offer, but may be retendered at any subsequent time prior to the Expiration Date by following the procedures described in Section 3 of the Offer to Purchase.

     The information required to be disclosed by Rule
14d-6(e)(1)(vii) of the General Rules and Regulations under the Securities Exchange Act of 1934 is contained in the Offer to Purchase and is incorporated herein by reference.

     A request is being made to the Company for the use of the Company's stockholder lists and security position listing for the purpose of disseminating the Offer to holders of Shares and Rights. Upon compliance by the Company with such request, the Offer to Purchase, the related Letter of Transmittal and other relevant materials will be mailed to record holders of Shares and will be furnished to brokers, dealers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the stockholder list, or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of Shares and Rights.

     The Offer to Purchase and the related Letter of Transmittal contain important information which should be read carefully before any decision is made with respect to the Offer.

     Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for copies of the Offer to Purchase, the Letter of Transmittal and other related materials may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

The Information Agent for the Offer is:

156 Fifth Avenue
New York, New York 10010
(212) 929-5500 (Collect)
or
CALL TOLL-FREE (800) 322-2885

The Dealer Manager for the Offer is:

GLEACHER & CO. INC.
660 Madison Avenue
New York, New York 10021
(212) 418-4206
October 6, 1994


Farrington & Favia #10924
MacKenzie & Partners
10-5-94 Proof 6
(MACKENZIE) et/jn/et/jn/et
rs of Shares and Rights.